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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2005



                             R. G. BARRY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                        1-8769                      31-4362899
 ---------------           -----------------           ------------------
 (State or other           (Commission File              (IRS Employer
 jurisdiction of                  Number)              Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
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               (Address of principal executive offices) (Zip Code)

                                  (614)864-6400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01 Entry into a Material Definitive Agreement.

      At the 2005 Annual Meeting of Shareholders of R. G. Barry Corporation (the "Corporation") held on May 20, 2005, the Corporation's shareholders approved the R. G. Barry Corporation 2005 Long-Term Incentive Plan (the "2005 Plan"). A description of the material terms of the 2005 Plan was included in the Corporation's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2005. The 2005 Plan is filed as Exhibit 10 hereto, and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

          Not applicable.

      (b) Pro forma financial information.

          Not applicable.

      (c) Exhibits.

          Exhibit No.   Description

             10         R. G. Barry Corporation 2005 Long-Term Incentive Plan

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   R. G. BARRY CORPORATION

May 24, 2005                       By: /s/ Daniel D. Viren
                                       ------------------------
                                       Daniel D. Viren
                                       Senior Vice President - Finance, Chief
                                       Financial Officer and Secretary

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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated May 20, 2005

                             R. G. Barry Corporation

    Exhibit No.       Description

       10             R. G. Barry Corporation 2005 Long-Term Incentive Plan